Supplemental Information
Second Quarter 2024

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov*) or at the Corporation’s website (www.bankofamerica.com*). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

* Website content is not incorporated by reference into this Supplemental Information.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Income statement
Net interest income	$27,734	$28,606	$13,702	$14,032	$13,946	$14,379	$14,158
Noninterest income	23,461	22,849	11,675	11,786	8,013	10,788	11,039
Total revenue, net of interest expense	51,195	51,455	25,377	25,818	21,959	25,167	25,197
Provision for credit losses	2,827	2,056	1,508	1,319	1,104	1,234	1,125
Noninterest expense	33,546	32,276	16,309	17,237	17,731	15,838	16,038
Income before income taxes	14,822	17,123	7,560	7,262	3,124	8,095	8,034
Pretax, pre-provision income (1)	17,649	19,179	9,068	8,581	4,228	9,329	9,159
Income tax expense (benefit)	1,251	1,554	663	588	(20)	293	626
Net income	13,571	15,569	6,897	6,674	3,144	7,802	7,408
Preferred stock dividends	847	811	315	532	306	532	306
Net income applicable to common shareholders	12,724	14,758	6,582	6,142	2,838	7,270	7,102
Diluted earnings per common share	1.59	1.82	0.83	0.76	0.35	0.90	0.88
Average diluted common shares issued and outstanding	7,996.2	8,162.6	7,960.9	8,031.4	8,062.5	8,075.9	8,080.7
Dividends paid per common share	$0.48	$0.44	$0.24	$0.24	$0.24	$0.24	$0.22

Performance ratios
Return on average assets	0.84%	1.00%	0.85%	0.83%	0.39%	0.99%	0.94%
Return on average common shareholders’ equity	9.67	11.84	9.98	9.35	4.33	11.24	11.21
Return on average shareholders’ equity	9.32	11.22	9.45	9.18	4.32	10.86	10.52
Return on average tangible common shareholders’ equity (2)	13.15	16.42	13.57	12.73	5.92	15.47	15.49
Return on average tangible shareholders’ equity (2)	12.25	14.97	12.42	12.07	5.71	14.41	14.00
Efficiency ratio	65.53	62.73	64.26	66.77	80.75	62.93	63.65

At period end
Book value per share of common stock	$34.39	$32.05	$34.39	$33.71	$33.34	$32.65	$32.05
Tangible book value per share of common stock (2)	25.37	23.23	25.37	24.79	24.46	23.79	23.23
Market capitalization	309,202	228,188	309,202	298,312	265,840	216,942	228,188
Number of financial centers - U.S.	3,786	3,887	3,786	3,804	3,845	3,862	3,887
Number of branded ATMs - U.S.	14,972	15,335	14,972	15,028	15,168	15,253	15,335
Headcount	212,318	215,546	212,318	212,335	212,985	212,752	215,546

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Net interest income
Interest income	$73,139	$61,009	$36,854	$36,285	$35,629	$33,624	$32,354
Interest expense	45,405	32,403	23,152	22,253	21,683	19,245	18,196
Net interest income	27,734	28,606	13,702	14,032	13,946	14,379	14,158

Noninterest income
Fees and commissions	17,629	15,855	8,969	8,660	8,019	8,135	7,961
Market making and similar activities	7,186	8,409	3,298	3,888	998	3,325	3,697
Other income (loss)	(1,354)	(1,415)	(592)	(762)	(1,004)	(672)	(619)
Total noninterest income	23,461	22,849	11,675	11,786	8,013	10,788	11,039
Total revenue, net of interest expense	51,195	51,455	25,377	25,818	21,959	25,167	25,197

Provision for credit losses	2,827	2,056	1,508	1,319	1,104	1,234	1,125

Noninterest expense
Compensation and benefits	20,021	19,319	9,826	10,195	9,460	9,551	9,401
Occupancy and equipment	3,629	3,575	1,818	1,811	1,794	1,795	1,776
Information processing and communications	3,563	3,341	1,763	1,800	1,690	1,676	1,644
Product delivery and transaction related	1,742	1,846	891	851	882	880	956
Professional fees	1,202	1,064	654	548	550	545	527
Marketing	942	971	487	455	455	501	513
Other general operating	2,447	2,160	870	1,577	2,900	890	1,221
Total noninterest expense	33,546	32,276	16,309	17,237	17,731	15,838	16,038
Income before income taxes	14,822	17,123	7,560	7,262	3,124	8,095	8,034
Income tax expense (benefit)	1,251	1,554	663	588	(20)	293	626
Net income	$13,571	$15,569	$6,897	$6,674	$3,144	$7,802	$7,408
Preferred stock dividends	847	811	315	532	306	532	306
Net income applicable to common shareholders	$12,724	$14,758	$6,582	$6,142	$2,838	$7,270	$7,102

Per common share information
Earnings	$1.60	$1.83	$0.83	$0.77	$0.36	$0.91	$0.88
Diluted earnings	1.59	1.82	0.83	0.76	0.35	0.90	0.88
Average common shares issued and outstanding	7,933.3	8,053.5	7,897.9	7,968.2	7,990.9	8,017.1	8,040.9
Average diluted common shares issued and outstanding	7,996.2	8,162.6	7,960.9	8,031.4	8,062.5	8,075.9	8,080.7

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Net income	$13,571	$15,569	$6,897	$6,674	$3,144	$7,802	$7,408
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	27	723	(305)	332	492	(642)	168
Net change in debit valuation adjustments	(135)	(394)	53	(188)	(267)	(25)	(404)
Net change in derivatives	270	49	686	(416)	4,236	(366)	(1,993)
Employee benefit plan adjustments	48	19	25	23	(464)	6	9
Net change in foreign currency translation adjustments	(51)	17	(31)	(20)	7	(23)	5
Other comprehensive income (loss)	159	414	428	(269)	4,004	(1,050)	(2,215)
Comprehensive income (loss)	$13,730	$15,983	$7,325	$6,405	$7,148	$6,752	$5,193

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Net interest income
Interest income
Loans and leases	$30,578	$27,067	$15,338	$15,240	$15,227	$14,830	$13,970
Debt securities	12,462	10,151	6,325	6,137	5,417	4,658	4,691
Federal funds sold and securities borrowed or purchased under agreements to resell	10,334	8,667	5,159	5,175	5,124	4,888	4,955
Trading account assets	4,971	4,104	2,516	2,455	2,452	2,217	2,076
Other interest income	14,794	11,020	7,516	7,278	7,409	7,031	6,662
Total interest income	73,139	61,009	36,854	36,285	35,629	33,624	32,354

Interest expense
Deposits	18,793	10,099	9,655	9,138	8,724	7,340	5,785
Short-term borrowings	17,605	14,535	9,070	8,535	8,389	7,629	8,355
Trading account liabilities	1,086	976	540	546	557	510	472
Long-term debt	7,921	6,793	3,887	4,034	4,013	3,766	3,584
Total interest expense	45,405	32,403	23,152	22,253	21,683	19,245	18,196
Net interest income	$27,734	$28,606	$13,702	$14,032	$13,946	$14,379	$14,158

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$1,954	$1,979	$1,023	$931	$1,010	$994	$1,023
Other card income	1,090	1,036	558	532	509	526	523
Total card income	3,044	3,015	1,581	1,463	1,519	1,520	1,546
Service charges
Deposit-related fees	2,294	2,142	1,172	1,122	1,116	1,124	1,045
Lending-related fees	655	632	335	320	330	340	319
Total service charges	2,949	2,774	1,507	1,442	1,446	1,464	1,364
Investment and brokerage services
Asset management fees	6,640	5,887	3,370	3,270	3,012	3,103	2,969
Brokerage fees	1,867	1,804	950	917	897	860	870
Total investment and brokerage services	8,507	7,691	4,320	4,187	3,909	3,963	3,839
Investment banking fees
Underwriting income	1,770	1,226	869	901	478	531	657
Syndication fees	612	411	318	294	278	209	180
Financial advisory services	747	738	374	373	389	448	375
Total investment banking fees	3,129	2,375	1,561	1,568	1,145	1,188	1,212
Total fees and commissions	17,629	15,855	8,969	8,660	8,019	8,135	7,961
Market making and similar activities	7,186	8,409	3,298	3,888	998	3,325	3,697
Other income (loss)	(1,354)	(1,415)	(592)	(762)	(1,004)	(672)	(619)
Total noninterest income	$23,461	$22,849	$11,675	$11,786	$8,013	$10,788	$11,039

(1)Gross interchange fees and merchant income were $6.7 billion and $6.6 billion and are presented net of $4.7 billion and $4.6 billion of expenses for rewards and partner payments as well as certain other card costs for the six months ended June 30, 2024 and 2023. Gross interchange fees and merchant income were $3.5 billion, $3.2 billion, $3.4 billion, $3.4 billion and $3.4 billion and are presented net of $2.4 billion, $2.3 billion, $2.4 billion, $2.4 billion and $2.4 billion of expenses for rewards and partner payments as well as certain other card costs for the second and first quarters of 2024 and the fourth, third and second quarters of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2024	March 31 2024	June 30 2023
Assets
Cash and due from banks	$25,849	$23,550	$29,651
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	294,783	289,854	343,902
Cash and cash equivalents	320,632	313,404	373,553
Time deposits placed and other short-term investments	8,369	7,859	7,941
Federal funds sold and securities borrowed or purchased under agreements to resell	337,752	316,093	276,281
Trading account assets	306,466	318,364	311,400
Derivative assets	35,956	36,236	46,475
Debt securities:
Carried at fair value	301,051	323,119	142,040
Held-to-maturity, at cost	577,366	586,863	614,118
Total debt securities	878,417	909,982	756,158
Loans and leases	1,056,785	1,049,156	1,051,224
Allowance for loan and lease losses	(13,238)	(13,213)	(12,950)
Loans and leases, net of allowance	1,043,547	1,035,943	1,038,274
Premises and equipment, net	11,917	11,901	11,688
Goodwill	69,021	69,021	69,021
Loans held-for-sale	7,043	8,571	6,788
Customer and other receivables	80,978	86,106	74,000
Other assets	157,898	160,323	151,619
Total assets	$3,257,996	$3,273,803	$3,123,198

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$503,037	$524,982	$571,621
Interest-bearing	1,291,853	1,304,508	1,197,396
Deposits in non-U.S. offices:
Noninterest-bearing	14,573	16,502	16,662
Interest-bearing	101,028	100,504	91,530
Total deposits	1,910,491	1,946,496	1,877,209
Federal funds purchased and securities loaned or sold under agreements to repurchase	368,106	329,658	288,627
Trading account liabilities	100,345	114,326	97,818
Derivative liabilities	40,508	40,401	43,399
Short-term borrowings	40,429	38,895	41,017
Accrued expenses and other liabilities	213,751	214,129	205,736
Long-term debt	290,474	296,346	286,073
Total liabilities	2,964,104	2,980,251	2,839,879
Shareholders’ equity
Preferred stock, $0.01 par value; authorized –100,000,000 shares; issued and outstanding – 4,013,928, 4,088,099 and 4,088,099 shares	26,548	28,397	28,397
Common stock and additional paid-in capital, $0.01 par value; authorized –12,800,000,000 shares; issued and outstanding – 7,774,753,442, 7,866,868,200 and 7,953,563,116 shares	51,376	54,310	57,267
Retained earnings	233,597	228,902	218,397
Accumulated other comprehensive income (loss)	(17,629)	(18,057)	(20,742)
Total shareholders’ equity	293,892	293,552	283,319
Total liabilities and shareholders’ equity	$3,257,996	$3,273,803	$3,123,198

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,647	$5,838	$4,610
Loans and leases	19,827	19,250	15,884
Allowance for loan and lease losses	(917)	(920)	(796)
Loans and leases, net of allowance	18,910	18,330	15,088
All other assets	281	256	126
Total assets of consolidated variable interest entities	$24,838	$24,424	$19,824

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$3,343	$3,387	$1,877
Long-term debt	9,137	8,157	5,701
All other liabilities	22	18	10
Total liabilities of consolidated variable interest entities	$12,502	$11,562	$7,588

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	June 30 2024	March 31 2024	June 30 2023
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$198,119	$196,625	$190,113
Tier 1 capital	224,641	225,021	218,503
Total capital	251,435	252,400	248,023
Risk-weighted assets	1,661,755	1,657,660	1,639,064
Common equity tier 1 capital ratio	11.9%	11.9%	11.6%
Tier 1 capital ratio	13.5	13.6	13.3
Total capital ratio	15.1	15.2	15.1

Advanced Approaches
Common equity tier 1 capital	$198,119	$196,625	$190,113
Tier 1 capital	224,641	225,021	218,503
Total capital	241,420	242,576	239,279
Risk-weighted assets	1,468,876	1,462,660	1,436,130
Common equity tier 1 capital ratio	13.5%	13.4%	13.2%
Tier 1 capital ratio	15.3	15.4	15.2
Total capital ratio	16.4	16.6	16.7

Leverage-based metrics (1):
Adjusted average assets	$3,196,465	$3,168,595	$3,097,700
Tier 1 leverage ratio	7.0%	7.1%	7.1%

Supplementary leverage exposure	$3,757,515	$3,723,890	$3,641,635
Supplementary leverage ratio	6.0%	6.0%	6.0%

Total ending equity to total ending assets ratio	9.0	9.0	9.1
Common equity ratio	8.2	8.1	8.2
Tangible equity ratio (2)	7.0	7.0	7.0
Tangible common equity ratio (2)	6.2	6.1	6.1

(1)Regulatory capital ratios at June 30, 2024 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation's binding ratio was the Total capital ratio under the Standardized approach for June 30, 2024 and March 31, 2024, and the Common equity tier 1 ratio under the Standardized approach for June 30, 2023.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	June 30 2024	March 31 2024	June 30 2023
Total common shareholders' equity	$267,344	$265,155	$254,922
CECL transitional amount (1)	627	627	1,254
Goodwill, net of related deferred tax liabilities	(68,648)	(68,648)	(68,644)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(8,074)	(8,148)	(7,757)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,467)	(1,482)	(1,523)
Defined benefit pension plan net assets, net-of-tax	(787)	(775)	(898)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,511	1,585	956
Accumulated net (gain) loss on certain cash flow hedges (2)	7,762	8,449	11,886
Other	(149)	(138)	(83)
Common equity tier 1 capital	198,119	196,625	190,113
Qualifying preferred stock, net of issuance cost	26,547	28,396	28,396
Other	(25)	—	(6)
Tier 1 capital	224,641	225,021	218,503
Tier 2 capital instruments	13,584	14,185	17,066
Qualifying allowance for credit losses (3)	13,564	13,592	12,684
Other	(354)	(398)	(230)
Total capital under the Standardized approach	251,435	252,400	248,023
Adjustment in qualifying allowance for credit losses under the Advanced approaches (3)	(10,015)	(9,824)	(8,744)
Total capital under the Advanced approaches	$241,420	$242,576	$239,279

(1)June 30, 2024, March 31, 2024 and June 30, 2023 include 25 percent, 25 percent and 50 percent of the current expected credit losses (CECL) transition provision’s impact as of December 31, 2021, respectively.
(2)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(3)Includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2024			First Quarter 2024			Second Quarter 2023
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$345,423	$4,498	5.24%	$346,463	$4,531	5.26%	$359,042	$4,303	4.81%
Time deposits placed and other short-term investments	10,845	123	4.55	9,728	116	4.80	11,271	129	4.56
Federal funds sold and securities borrowed or purchased under agreements to resell	318,380	5,159	6.52	304,821	5,175	6.83	294,535	4,955	6.75
Trading account assets	202,295	2,542	5.05	202,461	2,482	4.93	187,420	2,091	4.47
Debt securities	852,427	6,352	2.98	842,483	6,162	2.92	771,355	4,717	2.44
Loans and leases (2)
Residential mortgage	227,567	1,824	3.21	227,748	1,803	3.17	228,758	1,704	2.98
Home equity	25,529	405	6.38	25,522	390	6.14	25,957	353	5.45
Credit card	98,983	2,825	11.48	99,815	2,786	11.22	94,431	2,505	10.64
Direct/Indirect and other consumer	103,689	1,428	5.54	103,371	1,399	5.45	104,915	1,274	4.87
Total consumer	455,768	6,482	5.71	456,456	6,378	5.61	454,061	5,836	5.15
U.S. commercial	386,232	5,267	5.49	379,566	5,236	5.55	379,027	4,786	5.06
Non-U.S. commercial	123,094	2,170	7.09	125,024	2,170	6.98	125,827	1,949	6.21
Commercial real estate	71,345	1,285	7.24	71,986	1,311	7.33	74,065	1,303	7.06
Commercial lease financing	15,033	196	5.22	14,858	200	5.41	13,628	149	4.38
Total commercial	595,704	8,918	6.02	591,434	8,917	6.06	592,547	8,187	5.54
Total loans and leases	1,051,472	15,400	5.89	1,047,890	15,295	5.87	1,046,608	14,023	5.37
Other earning assets	107,093	2,940	11.04	106,737	2,682	10.10	102,712	2,271	8.88
Total earning assets	2,887,935	37,014	5.15	2,860,583	36,443	5.12	2,772,943	32,489	4.70
Cash and due from banks	24,208			24,185			26,098
Other assets, less allowance for loan and lease losses	362,845			362,391			376,317
Total assets	$3,274,988			$3,247,159			$3,175,358
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$941,109	$5,234	2.24%	$956,716	$5,012	2.11%	$951,403	$3,565	1.50%
Time and savings deposits	348,689	3,331	3.84	325,765	3,059	3.78	230,008	1,452	2.53
Total U.S. interest-bearing deposits	1,289,798	8,565	2.67	1,282,481	8,071	2.53	1,181,411	5,017	1.70
Non-U.S. interest-bearing deposits	106,496	1,090	4.12	104,373	1,067	4.11	96,802	768	3.18
Total interest-bearing deposits	1,396,294	9,655	2.78	1,386,854	9,138	2.65	1,278,213	5,785	1.82
Federal funds purchased and securities loaned or sold under agreements to repurchase	371,372	6,171	6.68	350,507	6,026	6.92	322,728	5,807	7.22
Short-term borrowings and other interest-bearing liabilities	152,742	2,899	7.64	141,091	2,509	7.15	163,739	2,548	6.24
Trading account liabilities	53,895	540	4.03	51,757	546	4.24	44,944	472	4.22
Long-term debt	243,689	3,887	6.40	254,782	4,034	6.35	248,480	3,584	5.78
Total interest-bearing liabilities	2,217,992	23,152	4.20	2,184,991	22,253	4.10	2,058,104	18,196	3.55
Noninterest-bearing sources
Noninterest-bearing deposits	513,631			520,608			597,140
Other liabilities (3)	249,962			249,049			237,689
Shareholders’ equity	293,403			292,511			282,425
Total liabilities and shareholders’ equity	$3,274,988			$3,247,159			$3,175,358
Net interest spread			0.95%			1.02%			1.15%
Impact of noninterest-bearing sources			0.98			0.97			0.91
Net interest income/yield on earning assets (4)		$13,862	1.93%		$14,190	1.99%		$14,293	2.06%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $46.6 billion, $44.1 billion and $39.9 billion of structured notes and liabilities for the second and first quarters of 2024 and the second quarter of 2023, respectively.
(4)Net interest income includes FTE adjustments of $160 million, $158 million and $135 million for the second and first quarters of 2024 and the second quarter of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	June 30, 2024
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$37,022	$4	$(1,664)	$35,362
Agency-collateralized mortgage obligations	9,652	17	(225)	9,444
Commercial	12,421	69	(469)	12,021
Non-agency residential	303	46	(64)	285
Total mortgage-backed securities	59,398	136	(2,422)	57,112
U.S. Treasury and government agencies	201,441	22	(1,183)	200,280
Non-U.S. securities	21,396	12	(23)	21,385
Other taxable securities	2,246	2	(54)	2,194
Tax-exempt securities	10,542	11	(229)	10,324
Total available-for-sale debt securities	295,023	183	(3,911)	291,295
Other debt securities carried at fair value (1)	9,789	62	(95)	9,756
Total debt securities carried at fair value	304,812	245	(4,006)	301,051
Held-to-maturity debt securities
Agency mortgage-backed securities	448,483	—	(89,989)	358,494
U.S. Treasury and government agencies	121,670	—	(19,651)	102,019
Other taxable securities	7,249	—	(1,126)	6,123
Total held-to-maturity debt securities	577,402	—	(110,766)	466,636
Total debt securities	$882,214	$245	$(114,772)	$767,687

	March 31, 2024
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$37,971	$28	$(1,487)	$36,512
Agency-collateralized mortgage obligations	2,661	8	(219)	2,450
Commercial	10,978	66	(469)	10,575
Non-agency residential	310	46	(58)	298
Total mortgage-backed securities	51,920	148	(2,233)	49,835
U.S. Treasury and government agencies	229,830	81	(1,072)	228,839
Non-U.S. securities	21,249	23	(21)	21,251
Other taxable securities	3,285	2	(49)	3,238
Tax-exempt securities	10,134	11	(235)	9,910
Total available-for-sale debt securities	316,418	265	(3,610)	313,073
Other debt securities carried at fair value (1)	10,035	90	(79)	10,046
Total debt securities carried at fair value	326,453	355	(3,689)	323,119
Held-to-maturity debt securities
Agency mortgage-backed securities	457,841	—	(88,505)	369,336
U.S. Treasury and government agencies	121,658	—	(19,526)	102,132
Other taxable securities	7,400	—	(1,120)	6,280
Total held-to-maturity debt securities	586,899	—	(109,151)	477,748
Total debt securities	$913,352	$355	$(112,840)	$800,867

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
FTE basis data (1)
Net interest income	$28,052	$28,875	$13,862	$14,190	$14,091	$14,532	$14,293
Total revenue, net of interest expense	51,513	51,724	25,537	25,976	22,104	25,320	25,332
Net interest yield	1.96%	2.13%	1.93%	1.99%	1.97%	2.11%	2.06%
Efficiency ratio	65.12	62.40	63.86	66.36	80.22	62.55	63.31

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $318 million and $269 million for the six months ended June 30, 2024 and 2023, $160 million and $158 million for the second and first quarters of 2024, and $145 million, $153 million and $135 million for the fourth, third and second quarters of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$13,862	$8,118	$1,693	$3,275	$770	$6
Noninterest income
Fees and commissions:
Card income	1,581	1,361	9	198	20	(7)
Service charges	1,507	614	24	775	93	1
Investment and brokerage services	4,320	78	3,707	21	516	(2)
Investment banking fees	1,561	—	57	835	719	(50)
Total fees and commissions	8,969	2,053	3,797	1,829	1,348	(58)
Market making and similar activities	3,298	6	38	78	3,218	(42)
Other income (loss)	(592)	29	46	871	123	(1,661)
Total noninterest income (loss)	11,675	2,088	3,881	2,778	4,689	(1,761)
Total revenue, net of interest expense	25,537	10,206	5,574	6,053	5,459	(1,755)
Provision for credit losses	1,508	1,281	7	235	(13)	(2)
Noninterest expense	16,309	5,464	4,199	2,899	3,486	261
Income (loss) before income taxes	7,720	3,461	1,368	2,919	1,986	(2,014)
Income tax expense (benefit)	823	866	342	803	576	(1,764)
Net income (loss)	$6,897	$2,595	$1,026	$2,116	$1,410	$(250)

Average
Total loans and leases	$1,051,472	$312,254	$222,776	$372,738	$135,106	$8,598
Total assets (1)	3,274,988	1,029,777	330,958	624,189	908,525	381,539
Total deposits	1,909,925	949,180	287,678	525,357	31,944	115,766
Period end
Total loans and leases	$1,056,785	$312,801	$224,837	$372,421	$138,441	$8,285
Total assets (1)	3,257,996	1,033,960	324,476	620,217	887,162	392,181
Total deposits	1,910,491	952,473	281,283	522,525	33,151	121,059

	First Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,190	$8,197	$1,814	$3,460	$681	$38
Noninterest income
Fees and commissions:
Card income	1,463	1,272	10	188	17	(24)
Service charges	1,442	578	23	750	90	1
Investment and brokerage services	4,187	78	3,600	18	495	(4)
Investment banking fees	1,568	—	63	850	708	(53)
Total fees and commissions	8,660	1,928	3,696	1,806	1,310	(80)
Market making and similar activities	3,888	5	34	68	3,830	(49)
Other income (loss)	(762)	36	47	646	62	(1,553)
Total noninterest income (loss)	11,786	1,969	3,777	2,520	5,202	(1,682)
Total revenue, net of interest expense	25,976	10,166	5,591	5,980	5,883	(1,644)
Provision for credit losses	1,319	1,150	(13)	229	(36)	(11)
Noninterest expense	17,237	5,475	4,264	3,012	3,492	994
Income (loss) before income taxes	7,420	3,541	1,340	2,739	2,427	(2,627)
Income tax expense (benefit)	746	885	335	753	704	(1,931)
Net income (loss)	$6,674	$2,656	$1,005	$1,986	$1,723	$(696)

Average
Total loans and leases	$1,047,890	$313,038	$218,616	$373,608	$133,756	$8,872
Total assets (1)	3,247,159	1,033,101	341,119	623,073	895,382	354,484
Total deposits	1,907,462	952,466	297,373	525,699	32,585	99,339
Period end
Total loans and leases	$1,049,156	$311,725	$219,844	$373,403	$135,267	$8,917
Total assets (1)	3,273,803	1,060,482	343,718	623,204	902,741	343,658
Total deposits	1,946,496	978,761	298,039	527,113	34,847	107,736

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,293	$8,437	$1,805	$3,690	$297	$64
Noninterest income
Fees and commissions:
Card income	1,546	1,341	12	200	19	(26)
Service charges	1,364	525	18	735	85	1
Investment and brokerage services	3,839	76	3,251	14	499	(1)
Investment banking fees	1,212	—	40	718	503	(49)
Total fees and commissions	7,961	1,942	3,321	1,667	1,106	(75)
Market making and similar activities	3,697	5	32	69	3,409	182
Other income (loss)	(619)	140	84	1,036	59	(1,938)
Total noninterest income (loss)	11,039	2,087	3,437	2,772	4,574	(1,831)
Total revenue, net of interest expense	25,332	10,524	5,242	6,462	4,871	(1,767)
Provision for credit losses	1,125	1,267	13	9	(4)	(160)
Noninterest expense	16,038	5,453	3,925	2,819	3,349	492
Income (loss) before income taxes	8,169	3,804	1,304	3,634	1,526	(2,099)
Income tax expense (benefit)	761	951	326	981	420	(1,917)
Net income (loss)	$7,408	$2,853	$978	$2,653	$1,106	$(182)

Average
Total loans and leases	$1,046,608	$306,662	$218,604	$383,058	$128,539	$9,745
Total assets (1)	3,175,358	1,085,469	340,105	595,585	877,471	276,728
Total deposits	1,875,353	1,006,337	295,380	497,533	33,222	42,881
Period end
Total loans and leases	$1,051,224	$309,735	$219,208	$381,609	$131,128	$9,544
Total assets (1)	3,123,198	1,084,512	338,184	586,397	851,771	262,334
Total deposits	1,877,209	1,004,482	292,526	492,734	33,049	54,418

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$28,052	$16,315	$3,507	$6,735	$1,451	$44
Noninterest income
Fees and commissions:
Card income	3,044	2,633	19	386	37	(31)
Service charges	2,949	1,192	47	1,525	183	2
Investment and brokerage services	8,507	156	7,307	39	1,011	(6)
Investment banking fees	3,129	—	120	1,685	1,427	(103)
Total fees and commissions	17,629	3,981	7,493	3,635	2,658	(138)
Market making and similar activities	7,186	11	72	146	7,048	(91)
Other income (loss)	(1,354)	65	93	1,517	185	(3,214)
Total noninterest income (loss)	23,461	4,057	7,658	5,298	9,891	(3,443)
Total revenue, net of interest expense	51,513	20,372	11,165	12,033	11,342	(3,399)
Provision for credit losses	2,827	2,431	(6)	464	(49)	(13)
Noninterest expense	33,546	10,939	8,463	5,911	6,978	1,255
Income (loss) before income taxes	15,140	7,002	2,708	5,658	4,413	(4,641)
Income tax expense (benefit)	1,569	1,751	677	1,556	1,280	(3,695)
Net income (loss)	$13,571	$5,251	$2,031	$4,102	$3,133	$(946)

Average
Total loans and leases	$1,049,681	$312,646	$220,696	$373,173	$134,431	$8,735
Total assets (1)	3,261,071	1,031,439	336,039	623,631	901,952	368,010
Total deposits	1,908,693	950,823	292,525	525,528	32,265	107,552
Period end
Total loans and leases	$1,056,785	$312,801	$224,837	$372,421	$138,441	$8,285
Total assets (1)	3,257,996	1,033,960	324,476	620,217	887,162	392,181
Total deposits	1,910,491	952,473	281,283	522,525	33,151	121,059

	Six Months Ended June 30, 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$28,875	$17,030	$3,681	$7,597	$406	$161
Noninterest income
Fees and commissions:
Card income	3,015	2,615	24	390	35	(49)
Service charges	2,774	1,124	37	1,449	163	1
Investment and brokerage services	7,691	150	6,489	23	1,032	(3)
Investment banking fees	2,375	—	79	1,386	972	(62)
Total fees and commissions	15,855	3,889	6,629	3,248	2,202	(113)
Market making and similar activities	8,409	10	66	114	7,807	412
Other income (loss)	(1,415)	301	181	1,706	82	(3,685)
Total noninterest income (loss)	22,849	4,200	6,876	5,068	10,091	(3,386)
Total revenue, net of interest expense	51,724	21,230	10,557	12,665	10,497	(3,225)
Provision for credit losses	2,056	2,356	38	(228)	(57)	(53)
Noninterest expense	32,276	10,926	7,992	5,759	6,700	899
Income (loss) before income taxes	17,392	7,948	2,527	7,134	3,854	(4,071)
Income tax expense (benefit)	1,823	1,987	632	1,926	1,060	(3,782)
Net income (loss)	$15,569	$5,961	$1,895	$5,208	$2,794	$(289)

Average
Total loans and leases	$1,043,994	$305,225	$220,018	$382,039	$126,802	$9,910
Total assets (1)	3,135,879	1,095,302	349,582	592,254	873,727	225,014
Total deposits	1,884,451	1,016,234	304,648	495,069	34,658	33,842
Period end
Total loans and leases	$1,051,224	$309,735	$219,208	$381,609	$131,128	$9,544
Total assets (1)	3,123,198	1,084,512	338,184	586,397	851,771	262,334
Total deposits	1,877,209	1,004,482	292,526	492,734	33,049	54,418

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Net interest income	$16,315	$17,030	$8,118	$8,197	$8,268	$8,391	$8,437
Noninterest income:
Card income	2,633	2,615	1,361	1,272	1,324	1,325	1,341
Service charges	1,192	1,124	614	578	588	605	525
All other income	232	461	113	119	149	151	221
Total noninterest income	4,057	4,200	2,088	1,969	2,061	2,081	2,087
Total revenue, net of interest expense	20,372	21,230	10,206	10,166	10,329	10,472	10,524

Provision for credit losses	2,431	2,356	1,281	1,150	1,405	1,397	1,267

Noninterest expense	10,939	10,926	5,464	5,475	5,234	5,256	5,453
Income before income taxes	7,002	7,948	3,461	3,541	3,690	3,819	3,804
Income tax expense	1,751	1,987	866	885	922	955	951
Net income	$5,251	$5,961	$2,595	$2,656	$2,768	$2,864	$2,853

Net interest yield	3.30%	3.25%	3.29%	3.31%	3.28%	3.26%	3.24%
Return on average allocated capital (1)	24	29	24	25	26	27	27
Efficiency ratio	53.70	51.46	53.54	53.86	50.71	50.18	51.81

Balance Sheet
Average
Total loans and leases	$312,646	$305,225	$312,254	$313,038	$313,438	$310,761	$306,662
Total earning assets (2)	993,931	1,055,419	992,304	995,556	1,000,032	1,019,980	1,045,743
Total assets (2)	1,031,439	1,095,302	1,029,777	1,033,101	1,038,418	1,059,152	1,085,469
Total deposits	950,823	1,016,234	949,180	952,466	959,247	980,051	1,006,337
Allocated capital (1)	43,250	42,000	43,250	43,250	42,000	42,000	42,000

Period end
Total loans and leases	$312,801	$309,735	$312,801	$311,725	$315,119	$313,216	$309,735
Total earning assets (2)	995,348	1,043,228	995,348	1,022,320	1,009,360	1,023,162	1,043,228
Total assets (2)	1,033,960	1,084,512	1,033,960	1,060,482	1,049,830	1,062,038	1,084,512
Total deposits	952,473	1,004,482	952,473	978,761	969,572	982,302	1,004,482

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Average deposit balances
Checking	$549,059	$578,337	$549,514	$548,604	$551,890	$562,319	$575,792
Savings	56,843	67,228	56,285	57,401	58,975	62,352	66,142
MMS	261,540	328,822	257,023	266,056	277,912	296,833	317,942
CDs and IRAs	79,594	37,797	82,566	76,621	66,758	54,596	42,445
Other	3,787	4,050	3,792	3,784	3,712	3,951	4,016
Total average deposit balances	$950,823	$1,016,234	$949,180	$952,466	$959,247	$980,051	$1,006,337

Deposit spreads (excludes noninterest costs)
Checking	2.56%	2.26%	2.62%	2.50%	2.47%	2.38%	2.30%
Savings	2.85	2.59	2.90	2.80	2.90	2.77	2.65
MMS	3.24	3.13	3.28	3.20	3.64	3.49	3.28
CDs and IRAs	2.02	3.10	2.00	2.04	2.25	2.55	2.96
Other	5.18	4.58	5.18	5.19	5.21	5.05	4.80
Total deposit spreads	2.73	2.60	2.77	2.69	2.83	2.76	2.67

Consumer investment assets	$476,116	$386,761	$476,116	$456,391	$424,410	$387,467	$386,761

Active digital banking users (in thousands) (1)	47,304	45,713	47,304	47,079	46,265	45,797	45,713
Active mobile banking users (in thousands) (2)	38,988	37,329	38,988	38,544	37,927	37,487	37,329
Financial centers	3,786	3,887	3,786	3,804	3,845	3,862	3,887
ATMs	14,972	15,335	14,972	15,028	15,168	15,253	15,335

Total credit card (3)
Loans
Average credit card outstandings	$99,399	$93,110	$98,983	$99,815	$100,389	$98,049	$94,431
Ending credit card outstandings	99,450	97,009	99,450	98,453	102,200	99,686	97,009
Credit quality
Net charge-offs	$1,854	$1,111	$955	$899	$777	$673	$610
	3.75%	2.41%	3.88%	3.62%	3.07%	2.72%	2.60%
30+ delinquency	$2,415	$1,810	$2,415	$2,446	$2,419	$2,097	$1,810
	2.43%	1.87%	2.43%	2.48%	2.37%	2.10%	1.87%
90+ delinquency	$1,257	$897	$1,257	$1,299	$1,224	$1,016	$897
	1.26%	0.92%	1.26%	1.32%	1.20%	1.02%	0.92%
Other total credit card indicators (3)
Gross interest yield	12.28%	11.75%	12.32%	12.24%	11.97%	12.03%	11.66%
Risk-adjusted margin	6.78	8.25	6.75	6.81	7.18	7.70	7.83
New accounts (in thousands)	1,949	2,324	951	998	889	1,062	1,137
Purchase volumes	$180,307	$178,647	$93,296	$87,011	$92,759	$91,711	$93,103

Debit card data
Purchase volumes	$272,753	$257,338	$140,346	$132,407	$136,183	$133,553	$132,962

Loan production (4)
Consumer Banking:
First mortgage	$4,384	$4,845	$2,696	$1,688	$1,753	$2,547	$2,889
Home equity	3,627	4,354	2,027	1,600	1,939	2,035	2,171
Total (5):
First mortgage	$9,171	$9,877	$5,728	$3,443	$3,932	$5,596	$5,940
Home equity	4,284	5,138	2,393	1,891	2,255	2,421	2,542

(1)    Represents mobile and/or online active users over the past 90 days.
(2)    Represents mobile active users over the past 90 days.
(3)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(4)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(5)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2024			First Quarter 2024
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$8,118	$5,220	$2,898	$8,197	$5,269	$2,928
Noninterest income:
Card income	1,361	(10)	1,371	1,272	(10)	1,282
Service charges	614	614	—	578	577	1
All other income	113	95	18	119	102	17
Total noninterest income	2,088	699	1,389	1,969	669	1,300
Total revenue, net of interest expense	10,206	5,919	4,287	10,166	5,938	4,228

Provision for credit losses	1,281	74	1,207	1,150	76	1,074

Noninterest expense	5,464	3,385	2,079	5,475	3,378	2,097
Income before income taxes	3,461	2,460	1,001	3,541	2,484	1,057
Income tax expense	866	616	250	885	621	264
Net income	$2,595	$1,844	$751	$2,656	$1,863	$793

Net interest yield	3.29%	2.22%	3.78%	3.31%	2.23%	3.81%
Return on average allocated capital (1)	24	54	10	25	55	11
Efficiency ratio	53.54	57.20	48.49	53.86	56.89	49.60

Balance Sheet
Average
Total loans and leases	$312,254	$4,299	$307,955	$313,038	$4,241	$308,797
Total earning assets (2)	992,304	946,784	308,116	995,556	950,194	308,914
Total assets (2)	1,029,777	979,302	313,070	1,033,101	982,857	313,795
Total deposits	949,180	944,363	4,817	952,466	947,843	4,623
Allocated capital (1)	43,250	13,700	29,550	43,250	13,700	29,550

Period end
Total loans and leases	$312,801	$4,357	$308,444	$311,725	$4,260	$307,465
Total earning assets (2)	995,348	948,823	308,592	1,022,320	976,167	307,634
Total assets (2)	1,033,960	981,546	314,481	1,060,482	1,008,366	313,598
Total deposits	952,473	946,420	6,053	978,761	972,906	5,855

				Second Quarter 2023
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$8,437	$5,733	$2,704
Noninterest income:
Card income				1,341	(10)	1,351
Service charges				525	524	1
All other income				221	177	44
Total noninterest income				2,087	691	1,396
Total revenue, net of interest expense				10,524	6,424	4,100

Provision for credit losses				1,267	103	1,164

Noninterest expense				5,453	3,428	2,025
Income before income taxes				3,804	2,893	911
Income tax expense				951	723	228
Net income				$2,853	$2,170	$683

Net interest yield				3.24%	2.29%	3.58%
Return on average allocated capital (1)				27	64	10
Efficiency ratio				51.81	53.33	49.43

Balance Sheet
Average
Total loans and leases				$306,662	$4,078	$302,584
Total earning assets (2)				1,045,743	1,002,528	302,944
Total assets (2)				1,085,469	1,035,969	309,228
Total deposits				1,006,337	1,001,307	5,030
Allocated capital (1)				42,000	13,700	28,300

Period end
Total loans and leases				$309,735	$4,122	$305,613
Total earning assets (2)				1,043,228	999,281	306,121
Total assets (2)				1,084,512	1,034,405	312,281
Total deposits				1,004,482	999,262	5,220

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30
	2024			2023
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$16,315	$10,489	$5,826	$17,030	$11,549	$5,481
Noninterest income:
Card income	2,633	(20)	2,653	2,615	(20)	2,635
Service charges	1,192	1,191	1	1,124	1,122	2
All other income	232	197	35	461	374	87
Total noninterest income	4,057	1,368	2,689	4,200	1,476	2,724
Total revenue, net of interest expense	20,372	11,857	8,515	21,230	13,025	8,205

Provision for credit losses	2,431	150	2,281	2,356	286	2,070

Noninterest expense	10,939	6,764	4,175	10,926	6,843	4,083
Income before income taxes	7,002	4,943	2,059	7,948	5,896	2,052
Income tax expense	1,751	1,236	515	1,987	1,474	513
Net income	$5,251	$3,707	$1,544	$5,961	$4,422	$1,539

Net interest yield	3.30%	2.22%	3.80%	3.25%	2.30%	3.67%
Return on average allocated capital (1)	24	54	11	29	65	11
Efficiency ratio	53.70	57.04	49.04	51.46	52.53	49.77

Balance Sheet
Average
Total loans and leases	$312,646	$4,270	$308,376	$305,225	$4,099	$301,126
Total earning assets (2)	993,931	948,489	308,515	1,055,419	1,012,432	301,378
Total assets (2)	1,031,439	981,080	313,433	1,095,302	1,045,933	307,760
Total deposits	950,823	946,103	4,720	1,016,234	1,011,285	4,949
Allocated capital (1)	43,250	13,700	29,550	42,000	13,700	28,300

Period end
Total loans and leases	$312,801	$4,357	$308,444	$309,735	$4,122	$305,613
Total earning assets (2)	995,348	948,823	308,592	1,043,228	999,281	306,121
Total assets (2)	1,033,960	981,546	314,481	1,084,512	1,034,405	312,281
Total deposits	952,473	946,420	6,053	1,004,482	999,262	5,220

For footnotes, see page 16.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Net interest income	$3,507	$3,681	$1,693	$1,814	$1,711	$1,755	$1,805
Noninterest income:
Investment and brokerage services	7,307	6,489	3,707	3,600	3,328	3,396	3,251
All other income	351	387	174	177	188	170	186
Total noninterest income	7,658	6,876	3,881	3,777	3,516	3,566	3,437
Total revenue, net of interest expense	11,165	10,557	5,574	5,591	5,227	5,321	5,242

Provision for credit losses	(6)	38	7	(13)	(26)	(6)	13

Noninterest expense	8,463	7,992	4,199	4,264	3,894	3,950	3,925
Income before income taxes	2,708	2,527	1,368	1,340	1,359	1,377	1,304
Income tax expense	677	632	342	335	340	344	326
Net income	$2,031	$1,895	$1,026	$1,005	$1,019	$1,033	$978

Net interest yield	2.19%	2.20%	2.15%	2.23%	2.10%	2.16%	2.21%
Return on average allocated capital (1)	22	21	22	22	22	22	21
Efficiency ratio	75.80	75.70	75.34	76.27	74.41	74.28	74.86

Balance Sheet
Average
Total loans and leases	$220,696	$220,018	$222,776	$218,616	$219,425	$218,569	$218,604
Total earning assets (2)	322,471	336,671	317,250	327,692	322,827	322,032	327,066
Total assets (2)	336,039	349,582	330,958	341,119	336,067	335,124	340,105
Total deposits	292,525	304,648	287,678	297,373	292,478	291,770	295,380
Allocated capital (1)	18,500	18,500	18,500	18,500	18,500	18,500	18,500

Period end
Total loans and leases	$224,837	$219,208	$224,837	$219,844	$219,657	$218,913	$219,208
Total earning assets (2)	310,055	324,820	310,055	329,515	330,653	320,196	324,820
Total assets (2)	324,476	338,184	324,476	343,718	344,626	333,779	338,184
Total deposits	281,283	292,526	281,283	298,039	299,657	290,732	292,526

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Revenue by Business
Merrill Wealth Management	$9,270	$8,737	$4,623	$4,647	$4,326	$4,398	$4,340
Bank of America Private Bank	1,895	1,820	951	944	901	923	902
Total revenue, net of interest expense	$11,165	$10,557	$5,574	$5,591	$5,227	$5,321	$5,242

Client Balances by Business, at period end
Merrill Wealth Management	$3,371,418	$3,057,680	$3,371,418	$3,339,693	$3,182,735	$2,978,229	$3,057,680
Bank of America Private Bank	640,467	577,514	640,467	633,697	606,639	572,624	577,514
Total client balances	$4,011,885	$3,635,194	$4,011,885	$3,973,390	$3,789,374	$3,550,853	$3,635,194

Client Balances by Type, at period end
Assets under management (1)	$1,758,875	$1,531,042	$1,758,875	$1,730,005	$1,617,740	$1,496,601	$1,531,042
Brokerage and other assets	1,779,881	1,628,294	1,779,881	1,758,642	1,688,923	1,578,123	1,628,294
Deposits	281,283	292,526	281,283	298,039	299,657	290,732	292,526
Loans and leases (2)	227,657	222,280	227,657	222,528	222,287	221,684	222,280
Less: Managed deposits in assets under management	(35,811)	(38,948)	(35,811)	(35,824)	(39,233)	(36,287)	(38,948)
Total client balances	$4,011,885	$3,635,194	$4,011,885	$3,973,390	$3,789,374	$3,550,853	$3,635,194

Assets Under Management Rollforward
Assets under management, beginning balance	$1,617,740	$1,401,474	$1,730,005	$1,617,740	$1,496,601	$1,531,042	$1,467,242
Net client flows	35,445	29,558	10,790	24,655	8,443	14,226	14,296
Market valuation/other	105,690	100,010	18,080	87,610	112,696	(48,667)	49,504
Total assets under management, ending balance	$1,758,875	$1,531,042	$1,758,875	$1,730,005	$1,617,740	$1,496,601	$1,531,042

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables, which are classified in customer and other receivables on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Net interest income	$6,735	$7,597	$3,275	$3,460	$3,435	$3,613	$3,690
Noninterest income:
Service charges	1,525	1,449	775	750	749	754	735
Investment banking fees	1,685	1,386	835	850	690	743	718
All other income	2,088	2,233	1,168	920	1,054	1,093	1,319
Total noninterest income	5,298	5,068	2,778	2,520	2,493	2,590	2,772
Total revenue, net of interest expense	12,033	12,665	6,053	5,980	5,928	6,203	6,462

Provision for credit losses	464	(228)	235	229	(239)	(119)	9

Noninterest expense	5,911	5,759	2,899	3,012	2,781	2,804	2,819
Income before income taxes	5,658	7,134	2,919	2,739	3,386	3,518	3,634
Income tax expense	1,556	1,926	803	753	914	950	981
Net income	$4,102	$5,208	$2,116	$1,986	$2,472	$2,568	$2,653

Net interest yield	2.44%	2.92%	2.37%	2.50%	2.45%	2.68%	2.80%
Return on average allocated capital (1)	17	21	17	16	20	21	22
Efficiency ratio	49.12	45.46	47.88	50.37	46.92	45.22	43.59

Balance Sheet
Average
Total loans and leases	$373,173	$382,039	$372,738	$373,608	$374,862	$376,214	$383,058
Total earning assets (2)	555,895	525,181	555,834	555,957	557,147	534,153	527,959
Total assets (2)	623,631	592,254	624,189	623,073	624,093	601,378	595,585
Total deposits	525,528	495,069	525,357	525,699	527,597	504,432	497,533
Allocated capital (1)	49,250	49,250	49,250	49,250	49,250	49,250	49,250

Period end
Total loans and leases	$372,421	$381,609	$372,421	$373,403	$373,891	$373,351	$381,609
Total earning assets (2)	550,525	518,547	550,525	554,253	552,453	521,423	518,547
Total assets (2)	620,217	586,397	620,217	623,204	621,751	588,578	586,397
Total deposits	522,525	492,734	522,525	527,113	527,060	494,938	492,734

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Investment Banking fees (1)
Advisory (2)	$639	$646	$322	$317	$350	$396	$333
Debt issuance	746	553	363	383	265	255	263
Equity issuance	300	187	150	150	75	92	122
Total Investment Banking fees (3)	$1,685	$1,386	$835	$850	$690	$743	$718

Business Lending
Corporate	$2,325	$2,393	$1,260	$1,065	$1,235	$1,300	$1,359
Commercial	2,527	2,503	1,247	1,280	1,251	1,262	1,270
Business Banking	117	130	58	59	62	61	63
Total Business Lending revenue	$4,969	$5,026	$2,565	$2,404	$2,548	$2,623	$2,692

Global Transaction Services
Corporate	$2,596	$3,032	$1,261	$1,335	$1,322	$1,392	$1,483
Commercial	1,908	2,174	938	970	967	998	1,045
Business Banking	723	782	362	361	370	379	395
Total Global Transaction Services revenue	$5,227	$5,988	$2,561	$2,666	$2,659	$2,769	$2,923

Average deposit balances
Interest-bearing	$364,940	$273,188	$367,779	$362,100	$351,007	$315,289	$289,187
Noninterest-bearing	160,588	221,881	157,578	163,599	176,590	189,143	208,346
Total average deposits	$525,528	$495,069	$525,357	$525,699	$527,597	$504,432	$497,533

Provision for credit losses	$464	$(228)	$235	$229	$(239)	$(119)	$9

Credit quality (4, 5)
Reservable criticized utilized exposure	$22,619	$19,714	$22,619	$22,530	$21,597	$22,025	$19,714
	5.75%	4.89%	5.75%	5.70%	5.46%	5.58%	4.89%

Nonperforming loans, leases and foreclosed properties	$2,731	$1,248	$2,731	$3,075	$2,673	$1,908	$1,248
	0.74%	0.33%	0.74%	0.83%	0.72%	0.51%	0.33%

Average loans and leases by product
U.S. commercial	$227,329	$229,836	$228,189	$226,470	$225,070	$225,758	$230,111
Non-U.S. commercial	75,256	81,977	74,227	76,284	78,483	78,748	81,546
Commercial real estate	55,333	56,241	54,984	55,683	56,735	57,573	57,449
Commercial lease financing	15,253	13,984	15,336	15,170	14,573	14,134	13,951
Other	2	1	2	1	1	1	1
Total average loans and leases	$373,173	$382,039	$372,738	$373,608	$374,862	$376,214	$383,058

Total Corporation Investment Banking fees
Advisory (2)	$747	$738	$374	$373	$389	$448	$375
Debt issuance	1,765	1,244	880	885	589	570	600
Equity issuance	720	455	357	363	199	232	287
Total investment banking fees including self-led deals	3,232	2,437	1,611	1,621	1,177	1,250	1,262
Self-led deals	(103)	(62)	(50)	(53)	(32)	(62)	(50)
Total Investment Banking fees	$3,129	$2,375	$1,561	$1,568	$1,145	$1,188	$1,212

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Net interest income	$1,451	$406	$770	$681	$598	$674	$297
Noninterest income:
Investment and brokerage services	1,011	1,032	516	495	486	475	499
Investment banking fees	1,427	972	719	708	439	463	503
Market making and similar activities	7,048	7,807	3,218	3,830	2,428	3,195	3,409
All other income	405	280	236	169	137	135	163
Total noninterest income	9,891	10,091	4,689	5,202	3,490	4,268	4,574
Total revenue, net of interest expense (1)	11,342	10,497	5,459	5,883	4,088	4,942	4,871

Provision for credit losses	(49)	(57)	(13)	(36)	(60)	(14)	(4)

Noninterest expense	6,978	6,700	3,486	3,492	3,271	3,235	3,349
Income before income taxes	4,413	3,854	1,986	2,427	877	1,721	1,526
Income tax expense	1,280	1,060	576	704	241	473	420
Net income	$3,133	$2,794	$1,410	$1,723	$636	$1,248	$1,106

Return on average allocated capital (2)	14%	12%	13%	15%	6%	11%	10%
Efficiency ratio	61.52	63.82	63.83	59.38	80.00	65.47	68.74

Balance Sheet
Average
Total trading-related assets	$634,794	$623,566	$639,763	$629,826	$615,414	$609,744	$621,125
Total loans and leases	134,431	126,802	135,106	133,756	133,631	131,298	128,539
Total earning assets	699,615	643,024	706,383	692,851	667,094	655,971	657,947
Total assets	901,952	873,727	908,525	895,382	867,953	863,653	877,471
Total deposits	32,265	34,658	31,944	32,585	31,950	31,890	33,222
Allocated capital (2)	45,500	45,500	45,500	45,500	45,500	45,500	45,500

Period end
Total trading-related assets	$619,122	$599,787	$619,122	$629,082	$542,544	$613,009	$599,787
Total loans and leases	138,441	131,128	138,441	135,267	136,223	134,386	131,128
Total earning assets	701,978	640,712	701,978	698,279	637,955	660,172	640,712
Total assets	887,162	851,771	887,162	902,741	817,588	864,792	851,771
Total deposits	33,151	33,049	33,151	34,847	34,833	31,041	33,049

Trading-related assets (average)
Trading account securities	$322,207	$328,529	$321,204	$323,210	$309,051	$307,990	$317,928
Reverse repurchases	136,991	133,155	139,901	134,081	133,209	135,401	139,480
Securities borrowed	137,278	118,392	139,705	134,852	129,365	119,936	120,481
Derivative assets	38,318	43,490	38,953	37,683	43,789	46,417	43,236
Total trading-related assets	$634,794	$623,566	$639,763	$629,826	$615,414	$609,744	$621,125

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$5,973	$6,107	$2,742	$3,231	$2,079	$2,710	$2,667
Equities	3,798	3,245	1,937	1,861	1,540	1,695	1,618
Total sales and trading revenue	$9,771	$9,352	$4,679	$5,092	$3,619	$4,405	$4,285

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$6,044	$6,193	$2,737	$3,307	$2,206	$2,723	$2,764
Equities	3,813	3,247	1,943	1,870	1,545	1,698	1,623
Total sales and trading revenue, excluding net debit valuation adjustment	$9,857	$9,440	$4,680	$5,177	$3,751	$4,421	$4,387

Sales and trading revenue breakdown
Net interest income	$1,124	$63	$612	$512	$432	$518	$137
Commissions	1,011	1,021	517	494	486	474	492
Trading	7,047	7,805	3,217	3,830	2,428	3,194	3,407
Other	589	463	333	256	273	219	249
Total sales and trading revenue	$9,771	$9,352	$4,679	$5,092	$3,619	$4,405	$4,285

(1)    Includes Global Banking sales and trading revenue of $330 million and $331 million for the six months ended June 30, 2024 and 2023, $186 million and $144 million for the second and first quarters of 2024, and $190 million, $133 million and $154 million for the fourth, third and second quarters of 2023, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses), which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(86) million and $(88) million for the six months ended June 30, 2024 and 2023, $(1) million and $(85) million for the second and first quarters of 2024, and $(132) million, $(16) million and $(102) million for the fourth, third and second quarters of 2023, respectively. FICC net DVA gains (losses) were $(71) million and $(86) million for the six months ended June 30, 2024 and 2023, $5 million and $(76) million for the second and first quarters of 2024, and $(127) million, $(13) million and $(97) million for the fourth, third and second quarters of 2023, respectively. Equities net DVA gains (losses) were $(15) million and $(2) million for the six months ended June 30, 2024 and 2023, $(6) million and $(9) million for the second and first quarters of 2024, and $(5) million, $(3) million and $(5) million for the fourth, third and second quarters of 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023
Net interest income	$44	$161	$6	$38	$79	$99	$64
Noninterest income (loss)	(3,443)	(3,386)	(1,761)	(1,682)	(3,547)	(1,717)	(1,831)
Total revenue, net of interest expense	(3,399)	(3,225)	(1,755)	(1,644)	(3,468)	(1,618)	(1,767)

Provision for credit losses	(13)	(53)	(2)	(11)	24	(24)	(160)

Noninterest expense	1,255	899	261	994	2,551	593	492
Loss before income taxes	(4,641)	(4,071)	(2,014)	(2,627)	(6,043)	(2,187)	(2,099)
Income tax expense (benefit)	(3,695)	(3,782)	(1,764)	(1,931)	(2,292)	(2,276)	(1,917)
Net income (loss)	$(946)	$(289)	$(250)	$(696)	$(3,751)	$89	$(182)

Balance Sheet
Average
Total loans and leases	$8,735	$9,910	$8,598	$8,872	$9,349	$9,412	$9,745
Total assets (2)	368,010	225,014	381,539	354,484	346,628	269,159	276,728
Total deposits	107,552	33,842	115,766	99,339	93,739	68,010	42,881

Period end
Total loans and leases	$8,285	$9,544	$8,285	$8,917	$8,842	$9,283	$9,544
Total assets (3)	392,181	262,334	392,181	343,658	346,356	303,903	262,334
Total deposits	121,059	54,418	121,059	107,736	92,705	85,588	54,418

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $949.8 billion and $995.1 billion for the six months ended June 30, 2024 and 2023, $941.7 billion and $958.0 billion for the second and first quarters of 2024, and $958.4 billion, $955.7 billion and $977.8 billion for the fourth, third and second quarters of 2023, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $931.1 billion, $987.1 billion, $972.9 billion, $945.7 billion and $963.6 billion at June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2024	March 31 2024	June 30 2023
Consumer
Residential mortgage	$227,870	$227,435	$228,915
Home equity	25,442	25,185	25,536
Credit card	99,450	98,453	97,009
Direct/Indirect consumer (1)	103,834	102,849	104,412
Other consumer (2)	117	115	132
Total consumer loans excluding loans accounted for under the fair value option	456,713	454,037	456,004
Consumer loans accounted for under the fair value option (3)	231	235	266
Total consumer	456,944	454,272	456,270

Commercial
U.S. commercial	369,139	362,744	360,796
Non-U.S. commercial	122,183	123,073	123,518
Commercial real estate (4)	70,284	71,652	74,290
Commercial lease financing	14,874	14,781	13,493
	576,480	572,250	572,097
U.S. small business commercial	20,395	19,931	18,796
Total commercial loans excluding loans accounted for under the fair value option	596,875	592,181	590,893
Commercial loans accounted for under the fair value option (3)	2,966	2,703	4,061
Total commercial	599,841	594,884	594,954
Total loans and leases	$1,056,785	$1,049,156	$1,051,224

(1)Includes primarily auto and specialty lending loans and leases of $53.6 billion, $54.1 billion and $53.3 billion, U.S. securities-based lending loans of $46.7 billion, $45.3 billion and $47.3 billion and non-U.S. consumer loans of $2.8 billion, $2.7 billion and $2.9 billion at June 30, 2024, March 31, 2024 and June 30, 2023, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $63 million, $62 million and $69 million and home equity loans of $168 million, $173 million and $197 million at June 30, 2024, March 31, 2024 and June 30, 2023, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.0 billion, $1.7 billion and $2.3 billion and non-U.S. commercial loans of $945 million, $965 million and $1.8 billion at June 30, 2024, March 31, 2024 and June 30, 2023, respectively.
(4)Includes U.S. commercial real estate loans of $64.4 billion, $65.5 billion and $68.1 billion and non-U.S. commercial real estate loans of $5.9 billion, $6.2 billion and $6.2 billion at June 30, 2024, March 31, 2024 and June 30, 2023, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$227,567	$115,180	$105,603	$2	$—	$6,782
Home equity	25,529	21,366	2,419	—	156	1,588
Credit card	98,983	95,594	3,389	—	—	—
Direct/Indirect and other consumer	103,689	54,139	49,547	—	—	3
Total consumer	455,768	286,279	160,958	2	156	8,373

Commercial
U.S. commercial	386,232	25,964	53,911	228,189	78,007	161
Non-U.S. commercial	123,094	—	607	74,227	47,910	350
Commercial real estate	71,345	11	7,300	54,984	9,033	17
Commercial lease financing	15,033	—	—	15,336	—	(303)
Total commercial	595,704	25,975	61,818	372,736	134,950	225
Total loans and leases	$1,051,472	$312,254	$222,776	$372,738	$135,106	$8,598

	First Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$227,748	$115,536	$105,177	$1	$—	$7,034
Home equity	25,522	21,289	2,402	—	159	1,672
Credit card	99,815	96,480	3,335	—	—	—
Direct/Indirect and other consumer	103,371	54,413	48,956	—	—	2
Total consumer	456,456	287,718	159,870	1	159	8,708

Commercial
U.S. commercial	379,566	25,310	51,029	226,470	76,590	167
Non-U.S. commercial	125,024	—	572	76,284	47,861	307
Commercial real estate	71,986	10	7,145	55,683	9,146	2
Commercial lease financing	14,858	—	—	15,170	—	(312)
Total commercial	591,434	25,320	58,746	373,607	133,597	164
Total loans and leases	$1,047,890	$313,038	$218,616	$373,608	$133,756	$8,872

	Second Quarter 2023
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$228,758	$117,141	$104,024	$1	$—	$7,592
Home equity	25,957	21,221	2,376	—	187	2,173
Credit card	94,431	91,252	3,180	—	—	(1)
Direct/Indirect and other consumer	104,915	53,431	51,481	—	—	3
Total consumer	454,061	283,045	161,061	1	187	9,767

Commercial
U.S. commercial	379,027	23,607	49,591	230,111	75,535	183
Non-U.S. commercial	125,827	—	928	81,546	43,236	117
Commercial real estate	74,065	10	7,024	57,449	9,581	1
Commercial lease financing	13,628	—	—	13,951	—	(323)
Total commercial	592,547	23,617	57,543	383,057	128,352	(22)
Total loans and leases	$1,046,608	$306,662	$218,604	$383,058	$128,539	$9,745

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2024	March 31 2024	June 30 2023	June 30 2024	March 31 2024	June 30 2023
Asset managers and funds	$106,806	$104,602	$104,838	$174,326	$172,321	$168,062
Real estate (5)	71,734	72,992	74,545	97,266	99,338	101,284
Capital goods	48,192	49,292	49,505	92,243	94,710	92,886
Finance companies	60,950	60,501	57,375	89,871	89,253	82,742
Healthcare equipment and services	34,369	35,013	34,511	62,557	61,827	61,174
Materials	25,662	25,257	26,192	56,069	54,935	55,838
Retailing	25,016	25,399	25,618	53,432	53,193	54,017
Consumer services	27,525	29,287	27,826	51,504	51,724	49,921
Food, beverage and tobacco	24,317	23,624	24,351	49,745	48,283	49,331
Government and public education	31,755	31,453	32,398	47,840	47,041	46,720
Individuals and trusts	34,124	32,800	32,930	46,069	44,587	43,957
Commercial services and supplies	23,282	23,073	24,588	42,292	41,480	42,500
Utilities	17,426	17,571	18,655	39,416	39,298	39,108
Energy	12,332	12,143	12,999	37,122	37,978	36,034
Transportation	23,798	23,868	23,486	34,860	35,924	35,317
Technology hardware and equipment	11,033	11,363	10,980	29,585	29,605	29,909
Software and services	10,901	9,904	10,770	26,734	25,257	25,397
Global commercial banks	21,621	22,816	26,444	24,819	25,667	28,994
Media	12,626	12,944	14,558	24,302	24,998	26,377
Vehicle dealers	18,179	17,365	14,245	23,546	23,370	21,228
Consumer durables and apparel	8,803	8,948	9,619	21,201	20,771	21,146
Pharmaceuticals and biotechnology	6,778	7,202	7,070	20,920	20,428	21,859
Insurance	9,903	8,499	10,591	20,115	19,423	20,096
Telecommunication services	9,165	9,396	9,901	17,685	17,186	17,370
Automobiles and components	8,044	7,508	8,060	16,192	15,724	15,979
Food and staples retailing	7,956	7,512	7,519	12,911	13,200	13,107
Financial markets infrastructure (clearinghouses)	2,953	2,687	3,013	5,156	5,008	5,797
Religious and social organizations	2,563	2,734	2,437	4,367	4,643	4,373
Total commercial credit exposure by industry	$697,813	$695,753	$705,024	$1,222,145	$1,217,172	$1,210,523

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $56.8 billion, $57.7 billion and $52.1 billion at June 30, 2024, March 31, 2024 and June 30, 2023, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $27.4 billion, $27.9 billion and $30.9 billion, which consists primarily of other marketable securities, at June 30, 2024, March 31, 2024 and June 30, 2023, respectively.
(2)Total utilized and total committed exposure includes loans of $3.0 billion, $2.7 billion and $4.1 billion and issued letters of credit with a notional amount of $25 million, $25 million and $12 million accounted for under the fair value option at June 30, 2024, March 31, 2024 and June 30, 2023, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.2 billion, $3.1 billion and $2.6 billion at June 30, 2024, March 31, 2024 and June 30, 2023, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2024	March 31 2024	December 31 2023	September 30 2023	June 30 2023
Residential mortgage	$2,097	$2,112	$2,114	$2,185	$2,140
Home equity	422	438	450	479	482
Direct/Indirect consumer	152	147	148	128	107
Total consumer	2,671	2,697	2,712	2,792	2,729
U.S. commercial	700	720	636	561	476
Non-U.S. commercial	90	157	175	102	84
Commercial real estate	1,971	2,273	1,927	1,343	816
Commercial lease financing	19	16	19	18	6
	2,780	3,166	2,757	2,024	1,382
U.S. small business commercial	22	20	16	17	15
Total commercial	2,802	3,186	2,773	2,041	1,397
Total nonperforming loans and leases	5,473	5,883	5,485	4,833	4,126
Foreclosed properties (1)	218	151	145	160	148
Total nonperforming loans, leases, and foreclosed properties(2, 3)	$5,691	$6,034	$5,630	$4,993	$4,274

Fully-insured home loans past due 30 days or more and still accruing	$466	$476	$527	$523	$525
Consumer credit card past due 30 days or more and still accruing	2,415	2,446	2,419	2,097	1,811
Other loans past due 30 days or more and still accruing	2,770	2,907	2,974	2,848	2,920
Total loans past due 30 days or more and still accruing (4, 5)	$5,651	$5,829	$5,920	$5,468	$5,256

Fully-insured home loans past due 90 days or more and still accruing	$211	$230	$252	$265	$288
Consumer credit card past due 90 days or more and still accruing	1,257	1,299	1,224	1,016	896
Other loans past due 90 days or more and still accruing	332	343	280	286	356
Total loans past due 90 days or more and still accruing (5)	$1,800	$1,872	$1,756	$1,567	$1,540

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.17%	0.18%	0.18%	0.16%	0.14%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.54	0.58	0.54	0.48	0.41
Nonperforming loans and leases/Total loans and leases (6)	0.52	0.56	0.52	0.46	0.39

Commercial reservable criticized utilized exposure (7)	$24,761	$24,529	$23,300	$23,722	$21,469
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (6)	3.94%	3.93%	3.74%	3.83%	3.44%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	4.14	4.13	4.00	4.12	3.79

(1)Includes repossessed assets of $24 million and $23 million for the second and first quarters of 2024, and $22 million, $20 million and $0 for the fourth, third and second quarters of 2023.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $707 million, $379 million, $161 million, $173 million and $174 million at June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $46 million, $106 million, $72 million, $22 million and $39 million at June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $3.2 billion, $2.9 billion, $3.6 billion, $4.3 billion and $4.3 billion at June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,697	$2,712	$2,792	$2,729	$2,714
Additions	223	254	247	297	258
Reductions:
Paydowns and payoffs	(118)	(131)	(129)	(117)	(131)
Sales	(1)	(1)	(57)	(2)	(2)
Returns to performing status (2)	(121)	(113)	(122)	(91)	(92)
Charge-offs (3)	(7)	(10)	(15)	(13)	(13)
Transfers to foreclosed properties	(2)	(14)	(4)	(11)	(5)
Total net additions (reductions) to nonperforming loans and leases	(26)	(15)	(80)	63	15
Total nonperforming consumer loans and leases, end of period	2,671	2,697	2,712	2,792	2,729
Foreclosed properties (4)	114	112	103	112	97
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,785	$2,809	$2,815	$2,904	$2,826

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$3,186	$2,773	$2,041	$1,397	$1,204
Additions	704	1,006	1,085	875	484
Reductions:
Paydowns	(505)	(220)	(121)	(153)	(171)
Sales	(9)	(1)	(1)	—	(3)
Returns to performing status (6)	(129)	(4)	(45)	(2)	(7)
Charge-offs	(357)	(368)	(186)	(67)	(87)
Transfers to foreclosed properties	(88)	—	—	—	(23)
Transfers to loans held-for-sale	—	—	—	(9)	—
Total net additions (reductions) to nonperforming loans and leases	(384)	413	732	644	193
Total nonperforming commercial loans and leases, end of period	2,802	3,186	2,773	2,041	1,397
Foreclosed properties (4)	104	39	42	48	51
Nonperforming commercial loans, leases and foreclosed properties, end of period	$2,906	$3,225	$2,815	$2,089	$1,448

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes repossessed assets of $22 million in consumer loans and $2 million in commercial loans for the second quarter of 2024. Includes $22 million, $20 million, $19 million and $0 in consumer loans and $1 million, $2 million, $1 million and $0 in commercial loans for the first quarter of 2024 and fourth, third and second quarters of 2023.
(5)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(6)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Second Quarter 2024		First Quarter 2024		Fourth Quarter 2023		Third Quarter 2023		Second Quarter 2023
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$—	—%	$3	0.01%	$11	0.02%	$2	—%	$2	—%
Home equity	(14)	(0.23)	(13)	(0.20)	(17)	(0.26)	(14)	(0.22)	(16)	(0.25)
Credit card	955	3.88	899	3.62	777	3.07	673	2.72	610	2.60
Direct/Indirect consumer	51	0.20	65	0.26	49	0.19	25	0.10	17	0.06
Other consumer	67	n/m	74	n/m	93	n/m	118	n/m	107	n/m
Total consumer	1,059	0.93	1,028	0.91	913	0.79	804	0.70	720	0.64
U.S. commercial	87	0.10	66	0.07	67	0.07	5	0.01	5	0.01
Non-U.S. commercial	(3)	(0.01)	(9)	(0.03)	1	—	(2)	(0.01)	—	—
Total commercial and industrial	84	0.07	57	0.05	68	0.06	3	—	5	—
Commercial real estate	272	1.53	304	1.70	115	0.62	39	0.21	69	0.37
Commercial lease financing	—	—	1	0.03	(1)	—	3	0.08	1	—
	356	0.25	362	0.26	182	0.13	45	0.03	75	0.05
U.S. small business commercial	118	2.35	108	2.22	97	1.99	82	1.74	74	1.62
Total commercial	474	0.32	470	0.32	279	0.19	127	0.09	149	0.10
Total net charge-offs	$1,533	0.59	$1,498	0.58	$1,192	0.45	$931	0.35	$869	0.33

By Business Segment and All Other
Consumer Banking	$1,188	1.53%	$1,144	1.47%	$1,023	1.30%	$911	1.16%	$819	1.07%
Global Wealth & Investment Management	11	0.02	17	0.03	12	0.02	4	0.01	3	0.01
Global Banking	346	0.38	350	0.38	160	0.17	20	0.02	59	0.06
Global Markets	2	0.01	—	—	8	0.02	13	0.04	5	0.02
All Other	(14)	(0.66)	(13)	(0.59)	(11)	(0.48)	(17)	(0.68)	(17)	(0.74)
Total net charge-offs	$1,533	0.59	$1,498	0.58	$1,192	0.45	$931	0.35	$869	0.33

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Six Months Ended June 30
	2024		2023
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$3	—%	$3	—%
Home equity	(27)	(0.21)	(28)	(0.21)
Credit card	1,854	3.75	1,111	2.41
Direct/Indirect consumer	116	0.23	18	0.03
Other consumer	141	n/m	269	n/m
Total consumer	2,087	0.92	1,373	0.61
U.S. commercial	153	0.08	52	0.03
Non-U.S. commercial	(12)	(0.02)	20	0.03
Total commercial and industrial	141	0.06	72	0.03
Commercial real estate	576	1.62	91	0.25
Commercial lease financing	1	0.01	—	—
	718	0.25	163	0.06
U.S. small business commercial	226	2.28	140	1.55
Total commercial	944	0.32	303	0.10
Total net charge-offs	$3,031	0.58	$1,676	0.33

By Business Segment and All Other
Consumer Banking	$2,332	1.50%	$1,548	1.02%
Global Wealth & Investment Management	28	0.03	9	0.01
Global Banking	696	0.38	146	0.08
Global Markets	2	—	5	0.01
All Other	(27)	(0.62)	(32)	(0.66)
Total net charge-offs	$3,031	0.58	$1,676	0.33

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2024		March 31, 2024		June 30, 2023
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$283	0.12%	$292	0.13%	$366	0.16%
Home equity	64	0.25	63	0.25	61	0.24
Credit card	7,341	7.38	7,296	7.41	6,564	6.77
Direct/Indirect consumer	751	0.72	751	0.73	659	0.63
Other consumer	75	n/m	74	n/m	100	n/m
Total consumer	8,514	1.86	8,476	1.87	7,750	1.70
U.S. commercial (2)	2,586	0.66	2,596	0.68	2,846	0.75
Non-U.S. commercial	822	0.67	812	0.66	968	0.78
Commercial real estate	1,279	1.82	1,292	1.80	1,338	1.80
Commercial lease financing	37	0.25	37	0.25	48	0.35
Total commercial	4,724	0.79	4,737	0.80	5,200	0.88
Allowance for loan and lease losses	13,238	1.26	13,213	1.26	12,950	1.24
Reserve for unfunded lending commitments	1,104		1,158		1,388
Allowance for credit losses	$14,342		$14,371		$14,338

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.26%		1.26%		1.24%
Allowance for loan and lease losses/Total nonperforming loans and leases		242		225		314
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.15		2.19		3.71

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 25.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.2 billion, $1.1 billion and $927 million at June 30, 2024, March 31, 2024 and June 30, 2023, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the six months ended June 30, 2024 and 2023, and the three months ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	Six Months Ended June 30		Second Quarter 2024	First Quarter 2024	Fourth Quarter 2023	Third Quarter 2023	Second Quarter 2023
	2024	2023

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$14,822	$17,123	$7,560	$7,262	$3,124	$8,095	$8,034
Provision for credit losses	2,827	2,056	1,508	1,319	1,104	1,234	1,125
Pretax, pre-provision income	$17,649	$19,179	$9,068	$8,581	$4,228	$9,329	$9,159

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$292,957	$279,853	$293,403	$292,511	$288,618	$284,975	$282,425
Goodwill	(69,021)	(69,022)	(69,021)	(69,021)	(69,021)	(69,021)	(69,022)
Intangible assets (excluding mortgage servicing rights)	(1,980)	(2,058)	(1,971)	(1,990)	(2,010)	(2,029)	(2,049)
Related deferred tax liabilities	871	897	869	874	886	890	895
Tangible shareholders’ equity	$222,827	$209,670	$223,280	$222,374	$218,473	$214,815	$212,249
Preferred stock	(28,255)	(28,397)	(28,113)	(28,397)	(28,397)	(28,397)	(28,397)
Tangible common shareholders’ equity	$194,572	$181,273	$195,167	$193,977	$190,076	$186,418	$183,852

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$293,892	$283,319	$293,892	$293,552	$291,646	$287,064	$283,319
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,958)	(2,036)	(1,958)	(1,977)	(1,997)	(2,016)	(2,036)
Related deferred tax liabilities	864	890	864	869	874	886	890
Tangible shareholders’ equity	$223,777	$213,152	$223,777	$223,423	$221,502	$216,913	$213,152
Preferred stock	(26,548)	(28,397)	(26,548)	(28,397)	(28,397)	(28,397)	(28,397)
Tangible common shareholders’ equity	$197,229	$184,755	$197,229	$195,026	$193,105	$188,516	$184,755

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,257,996	$3,123,198	$3,257,996	$3,273,803	$3,180,151	$3,153,090	$3,123,198
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,958)	(2,036)	(1,958)	(1,977)	(1,997)	(2,016)	(2,036)
Related deferred tax liabilities	864	890	864	869	874	886	890
Tangible assets	$3,187,881	$3,053,031	$3,187,881	$3,203,674	$3,110,007	$3,082,939	$3,053,031

Book value per share of common stock
Common shareholders’ equity	$267,344	$254,922	$267,344	$265,155	$263,249	$258,667	$254,922
Ending common shares issued and outstanding	7,774.8	7,953.6	7,774.8	7,866.9	7,895.5	7,923.4	7,953.6
Book value per share of common stock	$34.39	$32.05	$34.39	$33.71	$33.34	$32.65	$32.05

Tangible book value per share of common stock
Tangible common shareholders’ equity	$197,229	$184,755	$197,229	$195,026	$193,105	$188,516	$184,755
Ending common shares issued and outstanding	7,774.8	7,953.6	7,774.8	7,866.9	7,895.5	7,923.4	7,953.6
Tangible book value per share of common stock	$25.37	$23.23	$25.37	$24.79	$24.46	$23.79	$23.23

Current-period information is preliminary and based on company data available at the time of the presentation.	33